Financial Expense (Income) Net	12 Months Ended
Dec. 31, 2017
Financial Expense (Income) Net [Abstract]
FINANCIAL EXPENSE (INCOME) NET

NOTE 14 - FINANCIAL EXPENSE (INCOME) NET

	Year ended December 31,
	2017	2016	2015

	USD in thousands

Revaluation of securities, net	(15)	(39)	--
Revaluation of other investments	(3,967)	--	--
Revaluation of derivative warrants	12,180	(1,847)	--
Exchange rate differences	(918)	(70)	--
Other	(39)	6	--
	7,241	(1,950)	--